UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2004, providing for the issuance of Structered Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-19XS)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115858 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-19XS, which was made on October 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.02 of the Trust Agreement for the distribution on October 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 29, 2004
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Substitution Detail History
Page 2-3

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAS419XS
SAS419XS_200410_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Sep-04
25-Oct-04
25-Oct-34
Parties to The Transaction
Issuer: Lehman Brothers Inc.
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.825983%
1.780000%
1.932500%
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-19XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
REMIC 2
Statement Date:
ABN AMRO Acct: 722056.1
1000.000000000
64.581415386
0.000000000
935.418584614
1.375000037
2.132500000%
0.00
0.00
0.000000000
1.98000000%
0.000000000
86359BC82
A1A
135,327,000.00
135,327,000.00
8,739,609.20
0.00
126,587,390.80
186,074.63
1000.000000000
64.581415400
0.000000000
935.418584600
1.368055600
2.122500000%
0.00
0.00
0.000000000
1.97000000%
0.000000000
86359BC90
A1B
50,000,000.00
50,000,000.00
3,229,070.77
0.00
46,770,929.23
68,402.78
1000.000000000
64.581415162
0.000000000
935.418584838
1.395833935
2.162500000%
0.00
0.00
0.000000000
2.01000000%
0.000000000
86359BD24
A1C
2,770,000.00
2,770,000.00
178,890.52
0.00
2,591,109.48
3,866.46
1000.000000000
0.000000000
0.000000000
1000.000000000
3.641666702
Fixed
0.00
0.00
0.000000000
4.37000000%
0.000000000
86359BD32
A2
47,345,000.00
47,345,000.00
0.00
0.00
47,345,000.00
172,414.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.516666600
Fixed
0.00
0.00
0.000000000
5.42000000%
0.000000000
86359BD40
A3A
50,000,000.00
50,000,000.00
0.00
0.00
50,000,000.00
225,833.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.500000000
Fixed
0.00
0.00
0.000000000
5.40000000%
0.000000000
86359BD57
A3B
2,770,000.00
2,770,000.00
0.00
0.00
2,770,000.00
12,465.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.316666000
Fixed
0.00
0.00
0.000000000
5.18000000%
0.000000000
86359BD99
A3C
5,000,000.00
5,000,000.00
0.00
0.00
5,000,000.00
21,583.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.441666771
Fixed
0.00
0.00
0.000000000
5.33000000%
0.000000000
86359BE23
A4
31,888,000.00
31,888,000.00
0.00
0.00
31,888,000.00
141,635.87
1000.000000000
0.000000000
0.000000000
1000.000000000
4.466666667
Fixed
0.00
0.00
0.000000000
5.36000000%
0.000000000
86359BE31
A5
15,000,000.00
15,000,000.00
0.00
0.00
15,000,000.00
67,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.066666500
Fixed
0.00
0.00
0.000000000
4.88000000%
0.000000000
86359BG21
A6A
20,000,000.00
20,000,000.00
0.00
0.00
20,000,000.00
81,333.33
1000.000000000
0.000000000
0.000000000
1000.000000000
3.974999703
Fixed
0.00
0.00
0.000000000
4.77000000%
0.000000000
86359BG39
A6B
16,855,000.00
16,855,000.00
0.00
0.00
16,855,000.00
66,998.62
1000.000000000
0.000000000
0.000000000
1000.000000000
4.050000000
Fixed
0.00
0.00
0.000000000
4.86000000%
0.000000000
86359BG47
A6C
934,000.00
934,000.00
0.00
0.00
934,000.00
3,782.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.466666472
Fixed
0.00
0.00
0.000000000
5.36000000%
0.000000000
86359BD65
M1
17,096,000.00
17,096,000.00
0.00
0.00
17,096,000.00
76,362.13
1000.000000000
0.000000000
0.000000000
1000.000000000
4.841666667
Fixed
0.00
0.00
0.000000000
5.81000000%
0.000000000
86359BD73
M2
1,590,000.00
1,590,000.00
0.00
0.00
1,590,000.00
7,698.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.958329980
Fixed
0.00
0.00
0.000000000
5.95000000%
0.000000000
86359BD81
M3
994,000.00
994,000.00
0.00
0.00
994,000.00
4,928.58
1000.000000000
0.000000000
0.000000000
1000.000000000
81002.900000000
0.00
8,100.29
81002.900000000
N/A
0.000000000
9ABSS383
P
100.00
100.00
0.00
0.00
100.00
8,100.29
22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.825983%
1.780000%
1.932500%
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-19XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
REMIC 2
Statement Date:
ABN AMRO Acct: 722056.1
1000.000000000
0.000000000
0.000000000
972.024690867
0.000000000
0.00
)
(1,025,450.32
)
(2.579300463
3.09516054%
0.000000000
N
9ABSS384
X
397,569,160.61
397,569,160.61
0.00
0.00
386,447,040.44
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS385
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS462
LT-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(1,017,350.03
397,569,100.00
397,569,100.00
13,296,050.50
Total
385,421,529.51
12,147,570.49
0.00
1,148,480.01
22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,253,527.01
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,261,082.40
Unscheduled Interest:
Prepayment Penalties
8,100.29
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
8,100.29
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,173,930.33
0.00
0.00
0.00
0.00
0.00
186,346.05
316.43
186,662.48
461,218.54
10,474,239.15
0.00
0.00
0.00
10,935,457.69
11,122,120.17
13,296,050.50
13,296,050.50
397,569,160.61
1,473
186,662.48
10,935,457.69
37
0.00
0.00
0
0.00
0
386,447,040.44
1,436
0.00
0.00
316.43
7,555.38
316.43
7,555.38
95,252.35
0.00
0.00
417.96
95,670.32
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(95,252.35
2,173,930.33
Interest Not Advanced (
Current Period
)
0.00
7,555.38
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
1,025,610.93
167,096.07
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
11,122,120.17
0.00
11,122,120.17
Principal Distribution Amount Amount

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
A1A
25
186,074.63
0.00
186,074.63
186,074.63
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A1B
25
68,402.78
0.00
68,402.78
68,402.78
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A1C
25
3,866.46
0.00
3,866.46
3,866.46
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A2
30
172,414.71
0.00
172,414.71
172,414.71
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A3A
30
225,833.33
0.00
225,833.33
225,833.33
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A3B
30
12,465.00
0.00
12,465.00
12,465.00
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A3C
30
21,583.33
0.00
21,583.33
21,583.33
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A4
30
141,635.87
0.00
141,635.87
141,635.87
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A5
30
67,000.00
0.00
67,000.00
67,000.00
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A6A
30
81,333.33
0.00
81,333.33
81,333.33
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A6B
30
66,998.62
0.00
66,998.62
66,998.62
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
A6C
30
3,782.70
0.00
3,782.70
3,782.70
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M1
30
76,362.13
0.00
76,362.13
76,362.13
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M2
30
7,698.25
0.00
7,698.25
7,698.25
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M3
30
4,928.58
0.00
4,928.58
4,928.58
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
8,100.29
8,100.29
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
X
30
1,025,450.32
0.00
1,025,450.32
0.00
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
1,025,450.32
0.00
0.00
0.00
0.00
2,165,830.04
2,173,930.33
1,148,480.01
0.00
0.00
0.00
0.00
0.00
0.00
1,025,450.32
0.00
(2) Principal Prepayments include the Extra Principal Amount
22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
8,100.29
8,100.29
Total Excess Allocated to the Bonds
8,100.29
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
8,100.29
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
1,436
386,447,040
100.00%
100.00%

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722056.1
Series 2004-19XS
25-Oct-04
1,436
97.49%
386,447,040
97.20%
2.51%
2.63%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
355
355
6.83%
6.54%
0
0
37
10,474,331
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-04
1,436
97.49%
386,447,040
97.20%
2.51%
2.63%
0
0.00%
0
0.00%
355
6.83%
6.54%
37
10,474,331
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
N/A
26-Nov-04
22-Oct-04
Mortgage Pass-Through Certificates
Series 2004-19XS
ABN AMRO Acct: 722056.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722056.1
Series 2004-19XS
Mortgage Pass-Through Certificates
22-Oct-04
26-Nov-04
N/A
25-Oct-04
25-Oct-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
22-Oct-2004 - 08:50 (S368-S385,S462) (c) 2004 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)